Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 20FR12G Registration Statement of Aquasol Envirotech Ltd. for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:

September 25, 2006

"Ken Z. Cai "

Ken Z. Cai

Chairman of The Board

& Director